SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 1, 2002

AGL RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-14174	58-2210952
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
Of Incorporation)		Identification No.)

817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia 30308
(Address of Principal Executive Offices)	(Zip Code)

(404) 584-9470

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99 Materials to be presented at the AGL Resources Inc. 2002 Annual Shareholders' Meeting to be held on February 1, 2002.

Item 9. Regulation FD Disclosure

See the materials attached as Exhibit 99, which will be discussed at the AGL Resources Inc. 2002 Annual Shareholders' Meeting to be held on February 1, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
/s/ Richard T. O'Brien
Executive Vice President and
Chief Financial Officer

Date: February 1, 2002